SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):  November 14, 1996

                      Onyx Acceptance Grantor Trust 1996-1
     ---------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
         -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number

33-99608                                                     (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500
Irvine, Ca. 92618
714 753-1191





Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the November 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-1 for the month of November 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: November 15, 1996

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: November 15, 1996



                                   EXHIBIT 19


ONYX ACCEPTANCE GRANTOR TRUST 1996-1
5.40% Auto Loan Pass-Through Certificates                                                                 15-Nov-96
Collection Period Beginning on:    10/01/96
Collection Period Ending on:       10/31/96
Distribution Date:                 11/15/96



   1 Original Pool Balance                                                                      $100,499,912.72
   2 Collection Period Beginning Pool Balance                                                    $72,268,593.02
   3 Collection Period Beginning Pool Balance Factor                                                       0.719091

     Computation of Collection Account Amounts Available for Distribution
   4 Total Collections from Obligor01-Oct-to            31-Oct-96                                 $3,721,755.16
   5 Full Prepayments through first 5 business days of current month                                 259,702.47
   6 Full Prepayments included in Prior Collection Period                                            185,215.42
   7 Partial Prepayments deposited to PayAhead Acct                                                   15,952.39
   8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                   0.00
   9 Yield Supplement Amount to be Deposited to Collection Account                                         0.00
  10 Net Liquidation Proceeds on De01-Oct-toontracts    31-Oct-96                                    144,092.67
  11 Net Liquidation Proceeds first 5 business days of current month                                       0.00
  12 Net Liquidation Proceeds included in Prior Collection Period                                          0.00
  13 Net Insurance Proceeds                                                                                0.00
  14 Net Insurance Proceeds first 5 business days of current month                                         0.00
  15 Net Insurance Proceeds included in Prior Collection Period                                            0.00
  16 Aggregate Amount of Repurchased Contracts                                                        27,620.87
  17 Reinvestment Earnings on Funds01-Oct-toction Acct (31-Oct-96Dan)                                  9,436.00

  18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)                  $3,961,439.36

     Computation of Certificate Ending Pool Balance
  19 Collection Period Beginning Pool Balance                                                    $72,268,593.02
  20 Scheduled Principal Decline (recomputed actuarial)                                            1,336,247.32
  21 Full Prepayments              08-Oct-to            31-Oct-96                                  1,298,829.72
  22 Full Prepayments through first 5 business days of current month                                 259,702.47
  23 Defaulted Contracts  (Liquidat08-Oct-tods received)31-Oct-96                                    361,300.08
  23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month         0.00
  24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                             0.00
  24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of curr0.00mo.
  25 Repurchased Contracts                                                                            27,620.87

  26 Certificate Ending Pool Balance (19-20-21-22-23-23a-24-24a-25)                              $68,984,892.56
     Certificate Ending Balance Pool Factor                                                                0.686417

  27 Principal Distribution Amount  (19-26)                                                       $3,283,700.46

     Distributions From Collection Account
  28 Principal Distribution Amount                                                                $3,283,700.46
  29 Interest Distribution Amount  (5.4% / 12)                                                       325,208.67
  30 Servicing Fee Payable to Servicer (1.0% / 12)                                                    60,223.83
  31 Surety Fee Payable to Surety (0.15% / 360 * Days in Collection Period)                            9,334.69
  31aReinsurance Fee Payable to Surety (2.00%/360 * Days in period * (lesser of $2,009,998.25 or 41-43)  814.48
  32 Reinvestment Earnings Payable to Finco                                                            9,436.00

  33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                           $3,688,718.13

  34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                          $272,721.23

     Spread Account Reconciliation
  35 Initial Deposit                                                                                    $100.00
  36 Deposits to Spread Account Prior Collection Periods                                          $3,379,123.15
  37 Deposit to Spread Account this Collection Period    (34)                                       $272,721.23
  38 Reinvestment Earnings on Funds01-Oct-tod Acct      31-Oct-96                                    $14,225.80
  39 Draws from Spread Account Prior Periods                                                              $0.00

  40 Spread Account Balance     (35+36+37+38-39)                                                  $3,666,170.18

  41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                          $4,139,093.55
  42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)              $0.00
  43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                      $3,666,170.18

     Delinquency Statistics
  44 Number of Accts Delinquent 30 - 59 Days                                                              57
  45 Number of Accts Delinquent 60 - 89 Days                                                              49
  45aNumber of Accts Deliquent 90 Days and Over                                                           34
  46 Total Number of Delinquent Accounts 30 Days and Over                                                140

  47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                               $666,250
  48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                             $584,748
  48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                         $428,804
  49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                      $1,679,803

  50 Policy Claim Amount                                                                                  $0.00

     Repossession Statistics
  51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                41
  52 Number of Accounts Repossessed During Collection Period                                              47
  53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                38
  54 Number of Accounts in Repo Inventory @ End of Collection Period                                      50

  55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Perio$504,022.24
  56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                          679,263.91
  57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month              447,490.86
  58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period     $735,795.29


     Yield Supplement Account  Balance
  59 Initial Deposit                                                                                      $0.00
  60 Draws from Yield Supplement to Collection Account                                                    $0.00

  61 Yield Supplement Account  Balance                                                                    $0.00

     Accounts Outstanding
  62 Original Accounts Outstanding                                                                     8,407
  63 Remaining Number of Accounts Outstanding @  End of Collection Period                              6,774

     Net Yield
  64 Interest Collected on Contracts                                                               1,070,725.73
  65 Interest Collected on Contracts - Prior Collection Period                                       968,295.01
  66 Interest Collected on Contracts - Two Collection Periods Ago                                  1,206,866.87
  67 Liquidated Contract Balances (less Liquidation proceeds)                                        217,207.41
  68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period              115,214.53
  69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago           125,076.11
  70 Interest Paid to Certificate Holders                                                            325,208.67
  71 Interest Paid to Certificate Holders - Prior Collection Period                                  338,219.32
  72 Interest Paid to Certificate Holders - Two Collection Periods Ago                               351,773.91
  73 Servicing Fees Paid to Servicer                                                                 $60,223.83
  74 Servicing Fees Paid to Servicer -  Prior Collection Period                                      $62,633.21
  75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                    $65,143.32
  76 Certificate Ending Pool Balance                                                             $68,984,892.56
  77 Certificate Ending Pool Balance - Prior Collection Period                                   $75,159,848.33
  78 Certificate Ending Pool Balance - Two Collection Periods Ago                                $78,171,979.35

  79 Net Yield                                                                                             8.56%

     A.P.R. of Trust Contracts
  80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                    15.07%
  81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                15.01%


     Credit Losses
  82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                  $361,300.08
  83 Recoveries during Collection Period  (10+11-12)                                                 144,092.67

  84 Net Credit Losses during Collection Period   (82-83)                                           $217,207.41

  85 Cumulative Net Credit Losses                                                                 $1,155,830.78
  86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                    1.15%

  87 Remaining Weighted Average Maturity (Months)                                                         43.7

     I certify that the computations  reflected above fo31-Oct-96lection period ended are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated January 1, 1996.
            DON DUFFY           NOVEMBER 14, 1996                     31-Oct-96
     By :   ______________Date:___________________
     Name: Don Duffy Title: CFO